EXHIBIT 23.2
                                                                    ------------



                       CONSENT OF INDEPENDENT ENGINEERS

We refer to our report entitled "Evaluation of the P&NG Reserves of Advantage Energy Income Fund (As of December 31, 2006)", dated March 9, 2007 (the "Report").

We hereby consent to the use of our name and references to excerpts from the Report in this Annual Report on Form 40-F of Advantage Energy Income Fund for the year ended December 31, 2006.



                                               SPROULE ASSOCIATES LIMITED



                                               /s/ Cameron P. Six, P. Eng.
                                             --------------------------------

Calgary, Alberta
March 26, 2007